SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT



              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of report:  April 13, 1995
                        (Date of earliest event reported)


                       Handex Environmental Recovery, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-17840             22-2941704
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(State or Other Jurisdiction   (Commission        (I.R.S. Employer
 of Incorporation)             File Number)       Identification No.)



     500 Campus Drive, Morganville, New Jersey         07751
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    (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (908) 536-8500




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Item 5.   Other Events.

          On April 13, 1995, Handex Environmental Recovery, Inc., a Delaware corporation, issued the press release filed as Exhibit 99.1 to this report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits.
                                                  Sequential
          Exhibit No.                             Page Number
          99.1 Press Release of the Company
               dated April 13, 1995                    4

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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HANDEX ENVIRONMENTAL RECOVERY, INC.



                              By:       /s/John T. St. James
                                   --------------------------------------
                                   John T. St. James, Vice President and
                                   Treasurer

Date:  April 21, 1995

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                                                                    Exhibit 99.1